Trust Account and Fair Value Measurements	12 Months Ended
Dec. 31, 2019
Trust Account and Fair Value Measurements
Trust Account and Fair Value Measurements

6.           Trust Account and Fair Value Measurements

As of December 31, 2019, investment securities in the Company’s Trust Account consisted of $403,960,089 in United States Treasury Bills and another $1,120 held as cash and cash equivalents. The Company classifies its Treasury Instruments and equivalent securities as held-to-maturity in accordance with FASB ASC 320 “Investments - Debt and Equity Securities”. Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost on the accompanying December 31, 2019 consolidated balance sheet and adjusted for the amortization or accretion of premiums or discounts. The following table presents information about the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2019 and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value. In addition, the table presents the carrying value under ASC 320, excluding accrued interest income and gross unrealized holding gain. Since all of the Company’s permitted investments consist of U.S. government treasury bills and cash, fair values of its investments are determined by Level 1 inputs utilizing quoted prices (unadjusted) in active markets for identical assets as follows:

			Quoted prices in
	Carrying Value at	Gross unrealized	Active Markets
	December 31,2019	Holding Gain	(Level 1)
Treasury Securities Held as of December 31, 2019(1)	$403,960,089	$31,347	$403,991,436
(1)	Maturity date March 24, 2020.